UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

SUNSHINE HEART, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35312 (Commission File Number)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota 55344

(Address of principal executive offices)  (Zip Code)

(952) 345-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On May 5, 2015, Sunshine Heart, Inc. (the “Company”) issued a press release reporting its financial results for the first quarter ended March 31, 2015. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02 and the attached exhibit shall be considered filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be deemed incorporated by reference in the following registration statements (collectively, the “Registration Statements”):

(1)         Registration Statement (Form S-8 No. 333-183924) pertaining to the Sunshine Heart, Inc. Amended and Restated 2002 Stock Plan;

(2)         Registration Statement (Form S-8 No. 333-183925) pertaining to the Sunshine Heart, Inc. Second Amended and Restated 2011 Equity Incentive Plan;

(3)         Registration Statement (Form S-8 No. 333-188935) pertaining to the Sunshine Heart, Inc. 2013 Non-Employee Directors’ Equity Incentive Plan;

(4)         Registration Statement (Form S-8 No. 333-190499) pertaining to the Sunshine Heart, Inc. New-Hire Equity Incentive Plan;

(5)         Registration Statement (Form S-8 No. 333-194642) pertaining to the Sunshine Heart, Inc. Second Amended and Restated 2011 Equity Incentive Plan, the Sunshine Heart, Inc. 2013 Non-Employee Directors’ Equity Incentive Plan, and the Sunshine Heart, Inc. New-Hire Equity Incentive Plan, as amended;

(6)         Registration Statement (Form S-8 No. 333-202904) pertaining to the Sunshine Heart, Inc. Second Amended and Restated 2011 Equity Incentive Plan, the Sunshine Heart, Inc. 2013 Non-Employee Directors’ Equity Incentive Plan, and the Sunshine Heart, Inc. New-Hire Equity Incentive Plan, as amended; and

(7)         Registration Statement (Form S-3 No. 333-194731) of Sunshine Heart, Inc. and in the related base prospectus and sales agreement prospectus.

Item 9.01    Financial Statements and Exhibits.

The attached exhibit shall be considered filed for purposes of Section 18 of the Exchange Act, and shall be deemed incorporated by reference in the Registration Statements.

(d)

Exhibit No.	Description
99.1	Press Release, dated May 5, 2015, reporting the Company’s financial results for the first quarter ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2015	SUNSHINE HEART, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 5, 2015, reporting the Company’s financial results for the first quarter ended March 31, 2015.